SEMI-ANNUAL REPORT
PERIOD ENDING APRIL 30,2002


P.I.C
PROVIDENT
INVESTMENT
COUNSEL
EST. 1951
                                                       FAMILY OF GROWTH-ORIENTED
                                                                    MUTUAL FUNDS

                                                       SMALL CAP GROWTH FUND I





Growth Stock
Leaders for a Half
Century
www.provnet.com



Contents

                                     2     President's Letter
                                     3     Market in Review
                                     4     Performance Update/ Portfolio Review
                                     6     Outlook & Strategy

The Fund                             8     Statement of Assets and Liabilities
                                     9     Statement of Operations
                                    10     Statements of Changes in Net Assets
                                    11     Financial Highlights
                                    12     Notes to Financial Statements
The Portfolio
                                    14     Statement of Net Assets
                                    18     Statement of Operations
                                    19     Statements of Changes in Net Assets
                                    19     Selected Ratio Data
                                    20     Notes to Financial Statements


PRESIDENT'S LETTER

Welcome

We are pleased to express appreciation for your investment in Provident's Mutual Funds. If you are a new investor to the Provident family of funds, we welcome you. For many years, we have managed portfolios for major institutions, public funds, endowments, foundations and individuals. We are delighted to offer our mutual funds to you so that diversification among investment styles can be accomplished.

Comments on the Markets

Since our last report in October 2001, the markets have remained volatile and since March 2002, have given back a big chunk of the amazing fourth quarter 2001 recovery. Based on data points over the period, investors were expecting the markets to bottom and then rebound to a more positive trend. Unpredictable economic conditions, dwindling business activity and overall uncertainty continue to hamper the markets.

Focus on Fundamental Research

Based on many years of investing in growth stocks and my experience with changing market conditions, I truly believe in this environment "hands on" fundamental research is critical. There is no substitute for fundamental research in making an informed investment decision. So, while we all feel like we are on a roller coaster right now, Provident's investment teams remain focused. We view this as a stock picker's environment, which provides an opportunity to continue to build portfolios one company at a time.

Going forward, we expect the financial markets may likely remain volatile. However, we are excited about the long-term prospects for all of our Funds and would like to remind investors to remain patient. As we look to the expected economic rebound, we believe history shows growth stocks can serve investors well. Finally, on behalf of our investment professionals, we appreciate the opportunity to serve you and look forward to communicating with you again.

                                            Cordially,

                                            [GRAPHIC OMITTED][GRAPHIC OMITTED]

                                            Thomas M. Mitchell
                                            President, PIC Investment Trust

                                            April 30, 2002

Market In Review


U.S. Equity
Unusual Circumstances

Our U.S. economy is on the mend. What we have witnessed has been quite unusual: large and abrupt swings in the stock market, prosperity and peace turning to war and recession, and interest rates at 40-year lows. We have endured some challenging and catastrophic events. The U.S. economy and financial markets were already weakening prior to the September 2001 terrorist attacks. GDP growth slowed, unemployment was escalating, corporate earnings were falling and consumer confidence was weakening. The attacks magnified selling pressure and heightened the uncertainty in the marketplace.

A Welcome Relief

After the 3rd quarter 2001 beating of equities, the October 2001 market rise was a welcome relief. We believe investors began to realize that many growth stocks, and particularly selected technology companies, had been unduly punished. The month of October 2001 ended with across the board advances for most equity asset classes. For the first time in months, growth stocks outpaced value stocks as measured by the Russell 1000 Growth Index up 5.3% compared to the Russell 1000 Value Index down -0.9%.

In November 2001, the strong rally in U.S. equities continued as markets tacked on meaningful gains with growth stocks outpacing value stocks. At year-end 2001, one of the biggest surprises since the events of September 11th had been the resiliency of the U.S. economy and stock market. The fourth quarter of 2001 ended with the S&P 500 Index up 10.7%, the Russell 1000 Growth Index up 15.1% and the Russell 1000 Value Index advancing 7.4%.

Concerns About the Three "Es"
In early 2002, investor concerns about the "3 Es" --Enron, Earnings, and the Economy kept market volatility high. The unfolding Enron scandal will be with us for sometime and undoubtedly there will be wide ranging impacts on accounting and other business practices. Whereas the Enron debacle drove investor psychology in early 2002, concerns since then turned to corporate disclosure and transparency. We believe this will result in better disclosure and communications on the part of America's corporate leaders to their shareholders and employees. The longer-term impact will be that those companies with high-quality revenue and earnings growth, achieved without accounting gimmickry, will be rewarded in the marketplace. We continue to concentrate our research efforts on those companies that we believe will stand up well to accounting scrutiny.

Fear of Fed Policy & Economic Recovery
During the 1st quarter of 2002, investors started to worry, not about a weak economic recovery, which has been the concern and preoccupation for the last 15 months, but of all things, about fears that the Federal Reserve would shortly turn to a restrictive monetary policy. This has manifested itself in the bond market, where the benchmark 10-year Treasury bond has gone from a 5.03% yield to a 5.40% yield during the quarter. When the quarter ended, most stock market averages ended close to where they began the year.

Throughout the 1st quarter 2002, the leadership among small, mid and large-cap equities shifted. Going into March 2002, large-cap growth equities were modestly outpacing both mid and small-cap stocks, as investors sought the perceived safety of large companies. However, in March mid-cap stocks had a strong run, and on a year-to-date basis ended March 31st, had modestly outperformed large-cap equities. In April 2002, investor fear shifted to concerns about the strength of the economic recovery. During April, returns for virtually all asset categories experienced considerable volatility, reflecting increased apprehension. At month end, with the exception of small cap value stocks, all other asset classes experienced negative returns. The six-month period ended with the Dow Jones Industrial Average up 10.59%, the S&P 500 Index was up 2.3% and the NASDAQ down -0.1%.

PROVIDENT INVESTMENT COUNSEL'S
SMALL CAP GROWTH FUND I


Six Months Ending April 30, 2002

|X| The Fund posted an absolute gain of 5.74% for the six-month period ending April 30, 2002. The consumer services sector, our best performing area, added 156 basis points (bp) of relative returns. Emmis Communications, Apollo Group- University of Phoenix Online, Rare Hospitality International, Expedia, Ticketmaster and Entercom Communications were the group's leaders for the period.

|X| In the finance area, we outperformed the Russell 2000 Growth Index with outstanding stock selection and an overweight position. Significant positions in Americredit, UCBH Holdings, PMI Group, Investors Financial Services and Scottish Annuity & Life Holdings boosted our strong performance. The health services sector ended the period with a relative gain of 19bp by owning Accredo Health, Lifepoint Hospitals, Centene Corp, AdvancePCS and Community Health Systems.

|X| On the downside for the six-month period, the Fund's technology services laggards were Lawson Software, Serena Software, Legato Systems, Sonicwall, Borland Software, F5 Networks and Overture Services. The health technology sector did not benefit the Fund, with positions in Cell Therapeutics, Myriad Genetics, Enzon, Cubist Pharmaceuticals and Taro Pharmaceuticals hampering performance.

EQUITY SECTOR DIVERSIFICAION:
(as of April 30 2002)

[GRAPH]

           Electronic Technology           19.5%
           Health Technology               13.5%
           Consumer Services               11.4%
           Finance                         10.3%
           Health Services                  8.3%
           Technology Services              7.6%
           Retail Trade                     7.5%
           Commercial Services              4.0%
           Industrial Services              4.0%
           Producer Manufacturing           3.5%
           Consumer Durables                2.4%
           Distribution Services            1.8%
           Consumer Non-Durables            0.9%
           Transportation                   0.7%
           Non-Energy Minerals              0.3%
           Process Industries               0.2%



Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.


Top 10 Equity Holdings:                              % of Net
(as of April 30, 2002)                                 Assets
--------------------------------------------------------------------------------
Accredo Health, Inc.                                    1.8%

Provides specialized pharmacy and related services beneficial to patients with chronic diseases, pursuant to service agreements with biotechnology drug manufacturers.

99 CENTS Only Stores, Inc.                              1.7%
Operates 104 deep discount stores in Southern
California and Nevada offering
name-brand merchandise at $.99 cents.

Activision, Inc.                                        1.6%
Holding company for developers, publishers and distributors of interactive entertainment software. Products are used on a variety of game platforms including personal computers and Sony Playstation.

Emmis Communications Corp.                              1.6%
Engaged in radio and television broadcasting and magazine publishing. The company owns and operates 20 FM and 3 AM radio stations in Los Angeles, New York City, Chicago,
St. Louis and Indianapolis.

Rare Hospitality International, Inc.                    1.6%
Operates/franchises restaurants such as
Bugaboo Creek Steak House, Longhorn
Steakhouse, and The Capital Grille.

HCC Insurance Holdings, Inc.                            1.5%
Specialty property and casualty insurance provider to commercial customers on a direct and reinsurance basis.

KV Pharmaceutical Co.                                   1.5%
Leading developer of major drug products using its controlled-release drug delivery system.

UCBH Holdings, Inc.                                     1.4%
Holding company for the United Commercial
Bank operating in California through
29 offices serving the Chinese-American
community with the San Francisco,
Sacramento/Stockton and Los Angeles
metropolitan areas.

Patterson - UTI Energy Corp.                            1.4%
Provides onshore contract drilling to the oil and gas industry in Texas, New
Mexico, Oklahoma, Louisiana and Utah.

O2Micro International Ltd.                              1.3%
Designs, develops and markets high performance integrated circuits for mobile phones, computers and LCD products.

 PERFORMANCE UPDATE/PORTFOLIO REVIEW - (Continued)


                                            Average Annual Total Returns
                                            Periods Ended April 30, 2002*
                                                                       Since
                               One Year       Five Year               Inception^
                               ----------    -----------             -----------
Small Cap Growth Fund I:       (15.93%)        9.44%                  10.44%


^    The Fund commenced operations on September 30, 1993.

* Pastperformance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


                         Top 5 Best & Worst Performers
                         6 Months Ending apri l30, 2002

                                         % Contribution
Investment                                 to Return
---------------------------------------  --------------
Accredo Health Inc.                      0.84%
---------------------------------------  --------------
AmeriCredit Corp.                        0.84%
---------------------------------------  --------------
Emmis Communications Corp.               0.83%
---------------------------------------  --------------
Apollo Group Inc.-University of          0.59%
Phoenix Online
---------------------------------------  --------------
Rare Hospitality International Inc.      0.51%
---------------------------------------  --------------
Enzon Inc.                               -0.49%
---------------------------------------  --------------
Myriad Genetics Inc.                     -0.53%
---------------------------------------  --------------
Lawson Software Inc.                     -0.54%
---------------------------------------  --------------
Cell Therapeutics Inc.                   -0.54%
---------------------------------------  --------------
AirGate PCS Inc.                         -0.78%
---------------------------------------  --------------

OUTLOOK & STRATEGY



U.S. EQUITY
A Reversion to the Mean

Through the first four months of the year 2002, U.S. equity investors have seen a continuation of the difficult market environments recently experienced in 2000 and 2001. As in both these prior years, value stocks greatly outperformed growth stocks. While value investing and growth investing tend to move in and out of favor over time, the current disparity between value and growth is quite large.

[GRAPH]


Growth vs. Value: High Historic Disparity
The chart above demonstrates the magnitude of divergence between growth stocks (based on the Russell 2000 Growth Index) and value stocks (based on the Russell 2000 Value Index) over the most recent bear market. It also depicts the enormous challenge growth investors have faced. Although growth investing has been out of favor, we remain confident that maintaining an allocation to growth stocks is prudent.

It is a particularly compelling argument given the degree of underperformance recently by growth stocks. Over the long term neither growth nor value stocks dominate the U.S. equity markets. Both investment styles tend to exhibit alternating periods of outperformance, which validate the cyclical nature of equity styles.

We believe the reason growth stocks have been under pressure for the past two years can be attributed to several factors. However, we feel that the "chicken-egg" combination of dramatic reductions in corporate spending and tremendous decreases in corporate profits have been the major forces depressing growth equity prices. It's hard to determine which came first, but the repercussions for growth investors have been real and painful. We feel that the key driver of a "growth resurgence" will be the reverse of this scenario. Increased earnings will lead to healthier bottom lines and subsequently to increased capital expenditures.

Regardless of the timing of a recovery in corporate profits, we continue to rely upon our strong fundamental research team to generate new ideas in the Fund. We believe that our bottom-up approach to investing enables us to seek out the best opportunities for our shareholders.

A Disciplined Investment Approach
At the end of April, valuations remained above historical averages but are obviously more attractive given the recent sell off during the month. To us, the key issue that is still in question is the future level of end demand. Much of the recent improvement in the 1st quarter economic data was the result of inventory rebuilding. However, we must eventually see improved levels of final demand in the form of capital spending. We sense that confirmation of better end demand will come in "fits and starts" with no clear trend being established until the second half of the year. Until that time, our investment strategy is a conservative one. We are concentrating on each of the companies' growth opportunities assuming overall economic conditions remain as they are today. In this way, we believe we will truncate the valuation risk of purchasing or continuing to hold onto companies whose future earnings growth rates are absolutely dependent on a robust recovery.

Our Investment Focus
Our current investment focus is on the health services, retail and consumer companies benefiting from unit growth, pricing power, and positive demographic trends. As we gain confirmation of a stronger recovery in profits and capital spending in the second half of 2002, we will likely reduce positions in selected health services companies and re-invest in commercial services and technology companies which we believe will benefit from a stronger corporate spending trend. We have minimized exposure in the telecommunications and equipment areas, biotechnology companies that have yet to reach Phase III trials, and companies with poor free cash flow or a high dependence on Wall Street financing.

Adherence to Our Investment Style
Our investment teams continue to maintain our style of searching out for those leading high quality companies with above average earnings growth rates. During this period of uncertainty, we are committed to diligently adhering to our time-honored philosophy of building portfolios for the express purpose of increasing wealth for our shareholders. We are entering a period that we feel will prove more rewarding for growth-oriented companies and yield positive results for the Fund.

              PROVIDENT INVESTMENT COUNSEL SMALL CAP GROWTH FUND I

STATEMENT OF ASSETS AND LIABILITIES at April 30, 2002 (Unaudited)

ASSETS
Investment in Portfolio, at cost                                 $157,841,240
                                                            ==================

Investment in Portfolio, at value                                $172,305,781
Receivables:
    Fund shares sold                                                       10
    From Provident Investment Counsel, Inc.  (Note 3)                  14,430
Prepaid expenses                                                       22,285
                                                            ------------------
    Total assets                                                  172,342,506
                                                            ------------------

LIABILITIES
Payables:
    Investment in Portfolio purchased                                      10
Deferred trustees' compensation (Note 3)                               26,376
Accrued expenses                                                       26,194
                                                            ------------------
Total liabilities                                                      52,580
                                                            ------------------

NET ASSETS
Applicable to shares of beneficial interest outstanding          $172,289,926
                                                            ==================

Shares of beneficial interest outstanding                          12,312,373
                                                            ------------------

Net asset value, offering and redemption price per share              $ 13.99
                                                            ==================

COMPONENTS OF NET ASSETS
Paid-in capital                                                  $203,858,261
Accumulated net investment loss                                      (779,337)
Accumulated net realized loss on investments                      (45,253,539)
Net unrealized appreciation on investments                         14,464,541
                                                            ------------------
Net assets                                                       $172,289,926
                                                            ==================


See accompanying Notes to Financial Statements.



              PROVIDENT INVESTMENT COUNSEL SMALL CAP GROWTH FUND I

STATEMENT OF OPERATIONS For the Six Months Ended april 30, 2002 (Unaudited)

INVESTMENT INCOME
Net investment loss allocated from Portfolio
        Dividends                                                     $ 117,204
        Interest                                                         80,535
        Income from securities loaned - net                              35,677
        Expenses                                                       (944,251)
                                                               -----------------
        Net investment loss from Portfolio                             (710,835)
                                                               -----------------

Fund Expenses
        Administration fees (Note 3)                                    193,469
        Transfer agent fees                                              20,410
        Reports to shareholders                                          14,234
        Registration expense                                             12,978
        Legal fees                                                        7,737
        Audit fees                                                        6,943
        Trustee fees (Note 3)                                             3,166
        Custody and accounting services fees                              2,975
        Miscellaneous                                                     5,760
                                                               -----------------
           Total expenses                                               267,672
           Less:  fees waived and expenses absorbed (Note 3)           (267,672)
                                                               -----------------
           Net expenses                                                       -
                                                               -----------------
             Net investment loss                                     (710,835)
                                                               -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ALLOCATED FROM PORTFOLIO

Net realized loss on investments                                     (9,498,075)
Net unrealized appreciation on investments                           19,367,842
                                                               -----------------
           Net realized and unrealized gain on investments            9,869,767
                                                               -----------------

           Net increase in net assets resulting from operations     $ 9,158,932
                                                               =================

See accompanying Notes to Financial Statements.


              PROVIDENT INVESTMENT COUNSEL SMALL CAP GROWTH FUND I

STATEMENT OF CHANGES IN NET ASSETS

                                                           Six Months Ended           Year Ended
                                                           April 30, 2002+         October 31, 2001
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss                                               $ (710,835)            $ (1,170,749)
Net realized loss on investments                                  (9,498,075)             (32,961,895)
Net unrealized appreciation (depreciation) on investments         19,367,842              (59,565,830)
                                                         --------------------   ----------------------
     Net increase (decrease) in net assets
     resulting from operations                                     9,158,932              (93,698,474)
                                                         --------------------   ----------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain                                                     -              (98,870,831)
                                                         --------------------   ----------------------

BENEFICIAL INTEREST SHARE TRANSACTIONS
Proceeds from shares sold                                         40,021,514               76,983,858
Proceeds from reinvestment of distributions                                -               97,540,591
Cost of shares redeemed                                          (52,919,170)             (45,463,633)
                                                         --------------------   ----------------------

    Net increase (decrease) in net assets
    resulting from share transactions                            (12,897,656)             129,060,816
                                                         --------------------   ----------------------

     Total decrease in net assets                                 (3,738,724)             (63,508,489)

NET ASSETS
Beginning of period                                              176,028,650              239,537,139
                                                         --------------------   ----------------------
End of period                                                  $ 172,289,926            $ 176,028,650
                                                         ====================   ======================

Accumulated net investment loss                                   $ (779,337)               $ (68,502)
                                                         --------------------   ----------------------

CHANGE IN SHARES

Shares sold                                                        2,752,778                4,884,802
Shares issued on reinvestment of distributions                             -                5,180,063
Shares redeemed                                                   (3,749,999)              (2,887,835)
                                                         --------------------   ----------------------
Net increase (decrease)                                             (997,221)               7,177,030
                                                         ====================   ======================
+ Unaudited.


See accompanying Notes to Financial Statements.



              PROVIDENT INVESTMENT COUNSEL SMALL CAP GROWTH FUND I


FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

                                                                          Year Ended October 31,
                                       Six Months Ended--------------------------------------------------------------
                                       April 30, 2002+    2001        2000         1999        1998        1997
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $13.23         $39.06      $28.80       $18.13      $24.08      $23.19
                                       --------------  -----------  ----------  ----------- -----------  ----------

Income from investment operations:
      Net investment loss                 (0.06)         (0.08)      (0.30)       (0.20)      (0.03)      (0.40)
      Net realized and unrealized gain
           (loss) on investments           0.82          (9.61)       12.24       10.87       (3.99)       1.58
                                       --------------  -----------  ----------  ----------- -----------  ----------
Total from investment operations           0.76          (9.69)       11.94       10.67       (4.02)       1.18
                                       --------------  -----------  ----------  ----------- -----------  ----------

Less distributions:
      From net realized gains                -          (16.14)      (1.68)         -         (1.93)      (0.29)
                                       --------------  -----------  ----------  ----------- -----------  ----------
Net asset value, end of period            $13.99         $13.23      $39.06       $28.80      $18.13      $24.08
                                       ==============  ===========  ==========  =========== ===========  ==========

Total return                              5.74%^        (37.11%)     42.29%       58.85%     (17.85%)      5.15%

Ratios/supplemental data:
Net assets, end of period (millions)      $172.3         $176.0      $239.5       $218.0      $141.2      $105.5

Ratios to average net assets:#++
      Expenses                            1.00%+         1.00%        1.00%       1.00%       1.00%        1.00%
      Net investment loss                (0.75%)+       (0.59%)      (0.64%)     (0.79%)     (0.67%)      (0.48%)


+    Unaudited.
+    Annualized.
^    Not annualized.
# Includes the Fund's share of expenses, net of fees waived and expenses absorbed, allocated from the Portfolio.
++ Net of fees waived and expenses absorbed, of the combined fees waived and expenses absorbed were 0.32%, 0.26%, 0.25%, 0.27%, 0.27%,and 0.26%, respectively.


See accompanying Notes to Financial Statements.

              PROVIDENT INVESTMENT COUNSEL SMALL CAP GROWTH FUND I

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 - ORGANIZATION

Provident Investment Counsel Small Cap Growth Fund I (the "Fund") is one of ten series of PIC Investment Trust (the "Trust"). The Trust was organized on December 11, 1991 as a Delaware business trust, with an unlimited number of shares of beneficial interest of $.01 par value, and is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Fund invests substantially all of its assets in the PIC Small Cap Portfolio (the "Portfolio"), a separate registered management investment company having the same investment objective as the Fund. The financial statements, including the portfolio of investments, of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A.   Investment  Valuation.   The  Fund  reflects  its  investment  in  the
          Portfolio at its proportionate interest in the value of the Portfolio's net assets. Valuation of securities by the Portfolio is discussed at Note 2A of the Portfolio's Notes to Financial Statements.

     B. Investment Income and Dividends to Shareholders. The Fund earns income, net of the expenses of the Portfolio, daily on its investment in the Portfolio. All net investment income and realized and unrealized gains or losses on investments of the Portfolio are allocated pro-rata among the Fund and the other Holders of Interests in the Portfolio. Dividends, if any, are paid annually to shareholders of the Fund and recorded on the ex-dividend date.

     C. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     D. Accounting Estimates. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

     E. Reclassification of Capital Accounts. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2:
          Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies.

NOTE 3 - TRANSACTIONS WITH AFFILIATES

The Trust has entered into administration agreements with Provident Investment Counsel, Inc. ("PIC") and U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") pursuant to which certain employees of these entities serve as officers and/or trustees of the Trust and the Portfolio. PIC and U.S. Bancorp also provide management services necessary for the operations of the Trust and the Portfolio and furnish office facilities. PIC receives a fee for its services to the Fund, at the rate of 0.20% of the average daily net assets of the Fund. U.S. Bancorp receives an annual fee for its services of $10,000.

Pursuant to a contract with the Fund, PIC has agreed to reimburse the Fund and Portfolio for investment advisory fees and other expenses for ten years ending March 1, 2011, to the extent necessary so that the expenses of the Fund, including those expenses allocated from the Portfolio, do not exceed 1.00% of the Fund's average net assets. PIC reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Fund and Portfolio if, within three subsequent years, the Fund's or Portfolio's expenses are less than the limit agreed to by PIC. The amount of fees waived and expenses absorbed for the six months ended April 30, 2002 were $188,832 and $78,840, respectively.

At April 30, 2002, the amount available for reimbursement that has been paid and/or waived by the Adviser on behalf of the Fund is $2,023,505. At April 30, 2002, the Adviser may recapture a portion of the above amounts no later then the dates as stated below:

                          October 31,
 --------------------------------------------------------------------
     2002               2003             2004             2005
 -------------      -------------    -------------    -------------
   $528,995           $718,970         $507,868         $267,672

Quasar Distributors, LLC (the "Distributor"), a registered broker-dealer, acts as the principal underwriter for the Trust in connection with the offering of its shares. The Distributor is an affiliate of U.S. Bancorp. The Distributor received no commissions from sales or redemptions of Fund shares during the six months ended April 30, 2002.

On December 19, 1995, the Trust approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees are entitled to receive $2,500 per quarter and $500 per meeting attended, which is allocated among the Funds. Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted at the end of each quarter to reflect the value which would have been earned if the account had been invested in designated investments. The Fund recognizes as trustee expense amounts accrued as meetings are held plus the change in the value of the phantom share account determined on a quarterly basis. For the six months ended April 30, 2002, the change in the value of the phantom share account included unrealized appreciation of $2,794.

NOTE 4 - INVESTMENT TRANSACTIONS

For the six months ended April 30, 2002, additions and reductions in the investment in the Portfolio aggregated $1,282,707 and $1,747,759, respectively.

At April 30, 2002, the Fund owned 79.5% of the total net assets of the Portfolio.


                PROVIDENT INVESTMENT COUNSEL SMALL CAP PORTFOLIO

STATEMENT OF NET ASSETS at April 30, 2002 (Unaudited)

-----------------------------------------------------------------------------------------
    Shares                                                                   Value
-----------------------------------------------------------------------------------------
    COMMON STOCKS: 95.8%
    Advertising/Marketing Services: 0.3%
               17,130  Getty Images, Inc.*                                  596,295
                                                                       -------------
    Aerospace & Defense: 2.3%
               36,000  DRS Technologies, Inc.                             1,665,000
               39,300  EDO Corp.                                          1,216,335
               24,300  Flir Systems, Inc.                                   969,011
               57,900  Kroll, Inc.                                        1,073,466
                                                                       -------------
                                                                          4,923,812
                                                                       -------------
    Airlines: 0.7%
               65,500  Skywest, Inc.                                      1,503,225
                                                                       -------------
    Apparel/Footwear: 0.9%
               97,500  Oakley, Inc.                                       1,942,200
                                                                       -------------
    Banks: 2.3%
               49,100  BankUnited Financial Corp. - Class A*                785,109
               20,000  City National Corp.                                1,105,000
               78,450  UCBH Holdings, Inc.                                3,094,852
                                                                       -------------
                                                                          4,984,961
                                                                       -------------
    Biotechnology: 6.6%
               82,100  Affymetrix, Inc.*                                  2,082,877
               49,300  Charles River Laboratories International, Inc.*    1,476,535
               60,250  Durect Corp. *                                       506,702
               47,000  Enzon, Inc. *                                      1,750,280
               13,700  Medarex, Inc. *                                      138,918
              101,400  Medicines Co. *                                      993,720
               67,600  Myriad Genetics, Inc. *                            1,606,176
               35,800  Neurocrine Biosciences, Inc.                       1,177,462
               25,200  OSI Pharamaceauticas, Inc. *                         805,644
               69,900  Scios, Inc. *                                      2,162,007
               38,500  Transkaryotic Therapies, Inc. *                    1,534,610
                                                                       -------------
                                                                         14,234,931
                                                                       -------------
    Broadcasting: 4.4%
              121,500  Emmis Communications Corp. - Class A*              3,532,005
               46,800  Entercom Communications Corp. - Class A *          2,445,300
              158,450  Entravision Communication - Class A                2,297,525
               49,600  Hispanic Broadcasting Corp. - Class A *            1,330,272
                                                                       -------------
                                                                          9,605,102
                                                                       -------------
    Building Products: 0.6%
               20,800  American Woodmark Corp.                            1,404,000
                                                                       -------------
    Cable/Satellite Television: 0.6%
               88,100  Insight Communications Co., Inc.                   1,366,431
                                                                       -------------
    Catalog/Specialty: 0.2%
               15,900  J. Jill Group, Inc. (The)                            501,486
                                                                       -------------
    Chemicals/Specialty: 0.1%
               10,700  Tetra Technologies, Inc.                             306,448
                                                                       -------------


                PROVIDENT INVESTMENT COUNSEL SAMLL CAP PORTOFLIO

STATEMENT OF NET ASSETS at April 30, 2002 (Unaudited)
---------------------------------------------------------------------------------------------
    Shares                                                                       Value
---------------------------------------------------------------------------------------------
    Computer Communications: 0.7%
               72,000  Alvarion, Ltd.*                                   $      136,080
              196,550  Finisar Corp.                                          1,255,954
                7,800  Riverstone Networks, Inc.*                                36,660
                                                                           -------------
                                                                              1,428,694
                                                                           -------------
    Contract Drilling: 2.6%
               93,500  Patterson - UTI Energy, Inc.*                          2,992,000
              109,800  Pride International, Inc.*                             2,041,182
               26,200  Rowan Companies, Inc.*                                   664,956
                                                                           -------------
                                                                              5,698,138
                                                                           -------------
    Discount Stores: 2.0%
              116,199  99 CENTS Only Stores, Inc.*                            3,611,465
               18,100  Fred's, Inc.                                             704,539
                                                                           -------------
                                                                              4,316,004
                                                                           -------------
    Drugstore Chains: 1.1%
               72,500  Duane Reade, Inc.                                      2,301,875
                                                                           -------------
                                                                           -------------
    Electrical Products: 2.1%
              167,200  O2Micro International Ltd.*                            2,725,360
               72,400  Wilson Greatbatch Technologies, Inc.*                  1,900,500
                                                                           -------------
                                                                              4,625,860
                                                                           -------------
    Electrical Products Equipment: 6.7%
               35,750  Advanced Energy Industries, Inc.*                      1,244,100
               94,900  ASM International, N.V.*                               2,182,700
                9,700  Asyst Technologies, Inc.*                                159,080
               82,300  Axcelis Technologies, Inc.*                            1,185,120
               94,700  ChipPAC, Inc.                                            866,505
               47,900  Credence Systems Corp.*                                  969,496
               26,600  Cymer, Inc.*                                           1,257,382
               24,900  Electro Scientific Industries Inc.*                      748,494
               18,250  Entegris, Inc.                                           287,437
               32,300  FEI Co.                                                  853,689
               37,150  LTX Corp.*                                               787,951
               50,700  Nanometrics, Inc.*                                       959,751
               43,650  Rudolph Technologies, Inc.*                            1,331,325
               37,800  Varian Semiconductor Equipment Associates, Inc.*       1,766,016
                                                                           -------------
                                                                             14,599,046
                                                                           -------------
    Electronics/Appliance: 1.1%
               67,900  Electronics Boutique Holdings Corp.*                   1,931,076
               26,950  Tweeter Home Entertainment Group, Inc.                   444,945
                                                                           -------------
                                                                              2,376,021
                                                                           -------------
    Electronic Components: 1.5%
              189,700  Kopin Corp.*                                           1,506,218
               68,000  Plexus Corp.*                                          1,699,320
                                                                           -------------
                                                                              3,205,538
                                                                           -------------
    Financial Conglomerate/Services: 0.1%
                8,300  Euronet Worldwide, Inc.                                  136,037
                                                                           -------------
    Financial Services: 2.3%
               67,250  AmeriCredit Corp.*                                     2,610,645
               43,300  MCG Capital Corp.                                        825,731
               60,800  United Rentals, Inc.                                   1,550,400
                                                                           -------------
                                                                              4,986,776
                                                                           -------------
    Food Distributors: 1.1%
               69,440  Performance Food Group Co., Inc.*                 $    2,501,993
                                                                           -------------
    Hospital/Nursing Management: 1.7%
               47,600  Community Health Systems*                              1,381,352
               54,000  LifePoint Hospitals, Inc.*                             2,268,000
                                                                           -------------
                                                                              3,649,352
                                                                           -------------
    Information Technology Services: 2.3%
               16,200  Anteon International Corp.                               368,550
               43,900  Henry Jack & Associates, Inc.                          1,021,992
               74,300  J.D. Edwards & Co.                                       824,730
              148,200  Lawson Software, Inc.                                  1,261,182
               37,500  National Instruments Corp.*                            1,441,125
                                                                           -------------
                                                                              4,917,579
                                                                           -------------
    Insurance Brokers/Services: 0.3%
               20,000  Hilb Rogal & Hamilton Co.                                735,600
                                                                           -------------
                                                                           -------------
    Internet Retail: 0.4%
               63,450  1-800-FLOWERS.COM, Inc.*                                 874,975
                                                                           -------------
    Internet Software/Services: 3.0%
               51,800  Alloy, Inc.*                                             655,270
               99,250  Digital Insight Corp.*                                 1,886,743
                2,862  Expedia, Inc. - Wts.(a)                                  131,652
              107,800  F5 Networks, Inc.*                                     1,403,556
               82,800  Quest Software, Inc.*                                  1,076,400
               53,600  Websense, Inc. *                                       1,431,656
                                                                           -------------
                                                                              6,585,277
                                                                           -------------
    Investment Companies: 0.8%
               23,900  Investors Financial Services Corp.                     1,759,996
                                                                           -------------
    Life/Health Insurance: 1.1%
              110,700  Scottish Annuity & Life Holdings Ltd.                  2,368,980
                                                                           -------------
    Managed Health Care/HMO: 1.5%
               56,900  Centene Corp.                                          1,467,451
               65,000  First Health Group Corp.*                              1,885,000
                                                                           -------------
                                                                              3,352,451
                                                                           -------------
    Medical Distributors: 0.7%
               49,200  Priority Healthcare Corp. - Class B*                   1,463,208
                                                                           -------------
    Medical Specialties: 4.7%
               26,300  American Medical Systems Holdings                        604,374
               41,150  Digene Corp.*                                            939,043
              109,600  K-V Pharmaceutical Co. - Class A*                      3,151,000
               55,400  MedSource Technologies, Inc.                             719,646
               47,700  Thersasense, Inc.                                      1,192,500
               40,800  Varian Medical Systems, Inc.*                          1,768,680
               48,750  Zoll Medical Corp.*                                    1,853,475
                                                                           -------------
                                                                             10,228,718
                                                                           -------------
    Medical/Nursing Services: 0.1%
               15,300  VCA Antech Inc.                                          233,325
                                                                           -------------
    Metal Fabrication: 0.8%
               89,400  Maverick Tube Corp.*                              $    1,622,610
                                                                           -------------
    Miscellaneous Commercial Services: 2.7%
               26,800  Corporate Executive Board Co.*                         1,018,400
               40,700  CoStar Group, Inc. *                                     969,067
               26,900  FTI Consulting, Inc. *                                   963,558
               32,000  SkillSoft Corp.                                          614,688
              173,100  PRG - Schultz International, Inc.                      2,374,932
                                                                           -------------
                                                                              5,940,645
                                                                           -------------
    Non-energy Minerals: 0.3%
               25,400  Lone Star Technologies, Inc.                             676,910
                                                                           -------------
    Oil Field Services/Equipment: 1.4%
               12,250  Core Laboratories N.V. *                                 183,750
               46,400  Dril-Quip, Inc. *                                      1,146,080
               71,700  Horizon Offshore, Inc.                                   709,830
               36,700  W-H Energy Services, Inc. *                              945,025
                                                                           -------------
                                                                              2,984,685
                                                                           -------------
    Other Consumer Services: 2.8%
               36,200  Corinthian Colleges, Inc.                              2,131,818
               35,700  ITT Educational Services, Inc.                         1,808,205
               68,700  University of Phoenix Online *                         2,209,392
                                                                           -------------
                                                                              6,149,415
                                                                           -------------
    Packaged Software: 2.4%
               89,550  Aspen Technology, Inc. *                               1,213,403
               78,500  Borland Software Corp.                                   855,650
               32,600  Filenet Corp.                                            562,350
               32,600  Legato Systems                                           224,940
               27,200  Magma Design Automation, Inc.                            488,240
               42,200  Manugistics Group, Inc.                                  665,072
               44,200  Precise Software Solutions Ltd.                          580,788
               38,100  Serena Software, Inc.                                    523,875
                                                                           -------------
                                                                              5,114,318
                                                                           -------------
    Personal Services: 1.0%
               10,400  Medical Staffing Network Holdings                        252,096
               54,600  On Assignment, Inc.                                    1,110,018
               29,390  Resources Connection, Inc.                               780,011
                                                                           -------------
                                                                              2,142,125
                                                                           -------------
    Pharmaceutical - Generic: 0.4%
               41,700  Taro Pharmaceuticals Industries ADR                      915,148
                                                                           -------------
    Pharmaceutical - Other: 1.9%
               46,050  Angiotech Pharmaceuticals, Inc.*                       1,771,083
               76,500  Cell Therapeutics, Inc. *                                950,130
               24,900  Medicis Pharmaceutical Corp. - Class A  *              1,333,395
                                                                           -------------
                                                                              4,054,608
                                                                           -------------
    Publishing/Books/Magazines/Newspapers: 0.3%
               37,200  Martha Stewart Living Omnimedia - Class A                669,600
                                                                           -------------
    Recreational Products: 2.4%
              112,500  Activision, Inc. *                                $    3,541,500
               14,700  Monaco Coach Corp.                                       422,184
               34,650  THQ, Inc. *                                            1,214,829
                                                                           -------------
                                                                              5,178,513
                                                                           -------------
    Restaurants: 3.1%
               60,650  California Pizza Kitchen, Inc. *                       1,419,210
               55,500  Landry's Restaurants, Inc.                             1,537,350
                3,100  P.F. Chang's China Bistro, Inc.                          224,595
              123,925  Rare Hospitality International, Inc. *                 3,469,900
                                                                           -------------
                                                                              6,651,055
                                                                           -------------
    Semiconductors: 6.1%
               60,530  Alpha Industries, Inc.*                                  741,493
              151,300  Cirrus Logic, Inc.*                                    1,838,295
               97,550  Exar Corp.*                                            1,945,147
               46,900  Genesis Microchip, Inc.*                               1,126,069
              119,000  Integrated Circuit Systems, Inc.                       2,368,100
               97,550  Lattice Semiconductor Corp.*                           1,155,968
               43,700  Semtech Corp.*                                         1,397,526
               38,100  Silicon Laboratories, Inc.                             1,126,236
              105,604  Triquint Semiconductor, Inc.*                          1,070,825
                9,950  Zoran Corp.*                                             360,290
                                                                           -------------
                                                                             13,129,949
                                                                           -------------
    Services to Health Industry: 5.1%
               61,725  Accredo Health, Inc.*                                  3,995,459
               59,100  AdvancePCS  *                                          1,998,171
               76,100  Covance, Inc.*                                         1,527,327
               17,400  Dianon Systems, Inc. *                                 1,141,440
               28,500  Icon PLC*                                                865,545
               10,500  Odyssey HealthCare, Inc.                                 357,210
               91,900  Trizetto Group, Inc. (The)*                            1,084,420
                                                                           -------------
                                                                             10,969,572
                                                                           -------------
    Specialty Insurance: 3.4%
              121,900  HCC Insurance Holdings, Inc.                           3,169,400
               36,650  IPC Holdings, Ltd.                                     1,249,765
               11,000  PMI Group, Inc. (The)                                    892,320
               32,500  W.R. Berkley Corp.                                     1,966,250
                                                                           -------------
                                                                              7,277,735
                                                                           -------------
    Specialty Stores: 2.6%
               72,600  Circuit City Stores, Inc. - Carmax Group*              2,141,700
               25,700  Cost Plus Inc.*                                          756,865
               68,200  Gamestop Corp. - Class A*                              1,299,210
               33,300  Michaels Stores, Inc.*                                 1,346,985
                                                                           -------------
                                                                              5,544,760
                                                                           -------------
    Telecom Equipment: 2.2%
               97,470  Centillium Communication*                         $    1,132,601
              108,300  Microtune, Inc.*                                       1,207,545
               78,700  Research in Motion Ltd.*                               1,392,990
               99,800  Tekelec Corp.*                                         1,055,884
                                                                           -------------
                                                                              4,789,020
                                                                           -------------
    TOTAL COMMON STOCKS
       (cost $189,435,877)                                                  207,525,002
                                                                           -------------

See accompanying Notes to Financial Statements.




                PROVIDENT INVESTMENT COUSNEL SMALL CAP PORTFOLIO

STATEMENT OF NET ASSTS at April 30, 2002 (Unaudited) - (Continued)


    Principal
    Amount                                                                     Value
    ---------------------------------------------------------------------------------------
    MONEY MARKET INVESTMENTS: 5.0%
          $ 5,470,405  Temporary Investment Fund Inc. - Temp Cash      $         5,470,405
            5,470,405  Temporary Investment Fund Inc. - Temp Fund                5,470,405
                                                                         ------------------
                                                                                10,940,810
                                                                         ------------------
    TOTAL MONEY MARKET INVESTMENTS
       (cost $10,940,810)                                                       10,940,810
                                                                         ------------------
    TOTAL INVESTMENTS IN SECURITIES
       (cost $200,376,687):  100.8%                                            218,465,812
                                                                         ------------------
    OTHER ASSETS: 24.2%
    Collateral for securities loaned, at fair value (Note 4)           $        51,484,262
    Receivables:
           Securities sold                                                         929,165
           Shares of beneficial interests sold                                          10
           Dividends and Interest                                                   27,204
    Prepaid Insurance                                                                6,703
    Other assets                                                                    16,332
                                                                         ------------------
           Total Other Assets                                                   52,463,676
                                                                         ------------------
    TOTAL ASSETS                                                               270,929,488
                                                                         ------------------
    LIABILITIES: (25.0%)
    Payables:
           Collateral for securities loaned (Note 4)                   $        51,484,262
           Securities purchased                                                  2,451,766
           Due to Advisor (Note 3)                                                 163,198
    Deferred trustees' compensation (Note 3)                                        69,311
    Accrued expenses                                                                58,430
                                                                         ------------------
           Total Liabilities                                                    54,226,967
                                                                         ------------------
    NET ASSETS:        100.0%                                          $       216,702,521
                                                                         ==================
 *  Non-income producing security.
ADR - American Depository Receipt.
(a) Board valued security.

    See accompanying Notes to Financial Statements.



                PROVIDENT INVESTMENT COUNSEL SAMLL CAP PORTFOLIO


INVESTMENT INCOME
Income
      Dividends                                                       $ 145,002
      Interest                                                           99,639
      Income from securities loaned - net                                44,245
                                                              ------------------
      Total Income                                                      288,886
                                                              ------------------

Expenses
      Investment advisory fees (Note 3)                                 934,926
      Administration fees (Note 3)                                      116,865
      Custodian fees                                                     61,899
      Accounting services fees                                           55,044
      Audit fees                                                         11,405
      Trustee fees (Note 3)                                              10,413
      Legal fees                                                          9,421
      Insurance expense                                                   3,520
      Miscellaneous                                                       4,959
                                                              ------------------
         Total expenses                                               1,208,452
         Less:  fees waived (Note 3)                                    (39,796)
                                                              ------------------
         Total expenses                                               1,168,656
                                                              ------------------
           Net investment loss                                         (879,770)
                                                              ------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments                                    (11,932,836)
Net unrealized appreciation on investments                           24,210,283
                                                              ------------------
         Net realized and unrealized gain on investments             12,277,447
                                                              ------------------

          Net increase in net assets resulting from operations     $ 11,397,677
                                                              ==================

See accompanying Notes to Financial Statements.


                PROVIDENT INVESTMENT COUNSEL SMALL CAP PORTFOLIO


                                                           Six Months Ended            Year Ended
                                                            April 30, 2002+         October 31, 2001
----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss                                                 $ (879,770)            $ (1,459,532)
Net realized loss on investments                                   (11,932,836)             (45,061,849)
Net unrealized appreciation (depreciation) on investments           24,210,283              (71,069,076)
                                                          ---------------------   ----------------------
     Net increase (decrease) in net assets
resulting from operations                                           11,397,677             (117,590,457)
                                                          ---------------------   ----------------------

TRANSACTIONS IN INTERESTS:
Contributions by Holders                                            92,356,340               97,924,148
Withdrawals by Holders                                            (103,866,244)             (64,445,411)
                                                          ---------------------   ----------------------

Net increase (decrease) in net assets resulting
from transactions in interests                                     (11,509,904)              33,478,737
                                                          ---------------------   ----------------------

     Total decrease in net assets                                     (112,227)             (84,111,720)

NET ASSETS
Beginning of period                                                216,814,748              300,926,468
                                                          ---------------------   ----------------------
End of period                                                    $ 216,702,521            $ 216,814,748
                                                          =====================   ======================

+ Unaudited.


See accompanying Notes to Financial Statements.



SELECT RATIO DATA

                              Six Months Ended                         Year Ended October 31,
                                              -------------------------------------------------------------------------
                              April 30, 2002+     2001           2000          1999          1998          1997
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:*
        Expenses                1.00%+           1.00%           1.00%         1.00%         1.00%         1.00%
        Net investment loss    (0.75%)+         (0.59%)         (0.64%)       (0.79%)       (0.68%)       (0.49%)

Portfolio Turnover Rate         47.73%^          99.00%         143.39%       133.24%       81.75%        151.52%



+    Unaudited.
+    Annualized.
^    Not Annualized.
*    Net of fees  waived  of  0.03%,  0.00%,  0.00%,  0.00%,  0.01% and 0.01% of
     average net assets, respectively.



See accompanying Notes to Financial Statements.


                PROVIDENT INVESTMENT COUNSEL SMALL CAP PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 - ORGANIZATION

PIC Small Cap Portfolio (the "Portfolio") was organized on March 22, 1993 as a separate trust under the laws of the State of New York. The beneficial interests in the Portfolio are divided into an unlimited number of non-transferable interests, par value $.01 each. The Portfolio is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The investment objective of the Portfolio is to achieve long term growth of capital.

NOTE2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Valuation of Securities. Equity securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading. Other equity securities and debt securities for which market quotations are readily available are valued at the mean between their bid and asked price, except that debt securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

     B. Federal Income Taxes. The Portfolio intends to comply with the requirements of the Internal Revenue Code applicable to it. Therefore, no federal income tax provision is required.

     C. Security Transactions, Dividend Income and Distributions. Security transactions are recorded on the trade date basis. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest is recorded as accrued and dividend income is recorded on the ex-dividend date.

     D. Accounting Estimates. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

     E. Securities Loans. The Portfolio may temporarily loan securities to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The loans are secured by cash or securities collateral at least equal, at all times, to the fair value of the securities loaned.

NOTE 3 - TRANSACTIONS WITH AFFILIATES

The Portfolio has entered into an investment advisory agreement with Provident Investment Counsel, Inc. ("PIC") and an administration agreement with U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") pursuant to which certain employees of these entities serve as officers and/or trustees of the Portfolio. PIC and U.S. Bancorp also provide management services necessary for the operations of the Portfolio and furnish office facilities. U.S. Bancorp receives for its services a fee at the annual rate of 0.10% of average daily net assets of the Portfolio, subject to an annual minimum of $45,000.

PIC receives an investment advisory fee for its services to the Portfolio at the annual rate of 0.80% of its average daily net assets. PIC has voluntarily agreed to limit the expenses of the Portfolio to 1.00% of its average daily net assets. During the six months ended April 30, 2002, PIC waived fees of $39,796.

At April 30, 2002, the amount available for reimbursement that has been paid and/or waived by the Adviser on behalf of the Portfolio is $43,674. The Adviser may recapture $3,878 of this amount no later than October 31, 2002 and $39,796 no later than October 31, 2003.

On December 19, 1995, the Portfolio approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees are entitled to receive $2,500 per quarter and $500 per meeting attended, which is allocated among the Portfolios. Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a Trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted at the end of each quarter to reflect the value, which would have been earned if the account had been invested in designated investments. The Portfolio recognizes as trustee expense amounts accrued as meetings are held plus the change in the value of the phantom share account determined on a quarterly basis. For the six months ended April 30, 2002, the change in the value of the phantom share account included unrealized appreciation of $5,725.

NOTE 4 - INVESTMENT TRANSACTIONS

The Portfolio entered into a Securities Lending Agreement with PFPC Trust Company ("PFPC"). PFPC shall invest the cash collateral pursuant to investment guidelines set forth by the Portfolio, and may include commingled funds advised or otherwise serviced by PFPC or its affiliates and repurchase agreements with PFPC or its affiliates. Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. PFPC has agreed to indemnify the Portfolio in the case of default of any securities borrowed.

At April 30, 2002, the Portfolio loaned equity securities having a fair value of $48,646,152 and received cash collateral of $51,484,262 for the loan.

The aggregate cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, for the six months ended April 30, 2002 were $105,582,923 and $122,568,452 respectively.

The cost of securities for federal income tax purposes was $200,376,687. The aggregate gross unrealized appreciation and depreciation of investment securities, based on their cost for federal income tax purposes, were as follows:

                  Gross unrealized appreciation                   $40,880,466
                  Gross unrealized depreciation                   (22,791,341)
                                                                  -------------
                  Net unrealized appreciation                     $18,089,125
                                                                  =============


                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

TRUSTEES AND OFFICERS

TRUSTEES AND OFFICERS-- PIC INVESTMENT TRUST and PIC PORTFOLIOS
--------------------------------------------------------------------------------
Thomas J. Condon, Trustee Jettie M. Edwards,
Trustee Richard N. Frank, Trustee James Clayburn
LaForce, Trustee Wayne H. Smith, Trustee
Thomas M. Mitchell, President and Trustee
Aaron W.L. Eubanks, Sr., Vice President and Secretary William T.
Warnick, Vice President and Treasurer

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Provident Investment Counsel
300 N. Lake Avenue  Pasadena,  CA 91101
(626) 449-8500

DISTRIBUTOR
--------------------------------------------------------------------------------
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

LEGAL COUNSEL
--------------------------------------------------------------------------------
Paul, Hastings, Janofsky & Walker, LLP


WHY PROVIDENT?

ORGANIZATION
------------
      o   A depth of experience and commitment to excellence
      o   Team structure

GROWTH PHILOSOPHY
-----------------
      o   A time-proven approach
      o   Investment style consistency

PROCESS
--------
      o   Creative, disciplined, and consistent

CLIENT FOCUSED
--------------
      o   Proactive and individualized

PERFORMANCE
-----------
      o   A proven long-term record


This semi-annual report is intended for shareholders of PIC Mutual Funds. It may not be used as sales literature unless preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives, risks and policies of the fund. If used as sales literature after June 30, 2002, this semi-annual report must be accompanied by performance updates for the most recent calendar quarter.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change. Dealer Services: (800) 385-4053 Shareholder Services: (800) 618-7643 Website: www.provnet.com